Exhibit 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “First Amendment”) is executed and agreed to by and among Nine Energy Service, LLC, a Delaware limited liability company (the “Company”), Nine Energy Service, Inc., a Delaware corporation (“Parent”), and Edward Bruce Morgan (“Executive”), effective as of August 30, 2019 (the “Amendment Effective Date”).

WHEREAS, the Company and Executive have heretofore entered into that certain Amended and Restated Employment Agreement, effective as of November 20, 2018 (the “Employment Agreement”);

WHEREAS, pursuant to Section 9.11 of the Employment Agreement, the Company, Parent and Executive enter into this First Amendment in order to memorialize the amendment to the Employment Agreement set forth herein; and

WHEREAS, the Company, Parent and Executive desire to amend the Employment Agreement to reflect a change in Executive’s position with the Company and Parent, as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and the mutual agreements set forth herein, the Company, Parent and Executive hereby agree that the Employment Agreement shall be amended as hereafter provided, effective as of the Amendment Effective Date:

1.    Section 2.2 of the Employment Agreement shall be deleted and the following shall be substituted therefor:

“2.2    Positions. From and after the Effective Date, the Company shall employ Executive and Executive shall serve in the position of President, Administration and Operations of the Company and Parent or in such other position or positions as the Board or the Company may designate from time to time, which may include providing services to other members of the Company Group, as the Board or the Company may reasonably assign from time to time.”

2.     Except as expressly modified by this First Amendment, the terms of the Employment Agreement shall remain in full force and effect and are hereby confirmed and ratified.

3.    By signing below, Executive acknowledges and agrees that Executive has entered into this First Amendment voluntarily and nothing in this First Amendment (including the change in Executive’s position with the Company and Parent accomplished herein) shall constitute Good Reason (as defined in the Employment Agreement) or otherwise give rise to any additional rights under the Employment Agreement.

[Remainder of Page Intentionally Blank;

Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the Amendment Effective Date.

NINE ENERGY SERVICE, LLC

By:	/s/ Ann G. Fox
Ann G. Fox
President and Chief Executive Officer

NINE ENERGY SERVICE, INC.

By:	/s/ Ann G. Fox
Ann G. Fox
President and Chief Executive Officer

ACKNOWLEDGED AND AGREED:

/s/ Edward Bruce Morgan
Edward Bruce Morgan

August 30, 2019
Date

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT